SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 13, 2009

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:

(479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

    Wal-Mart Stores, Inc.'s (the "Company") shelf registration statement on Form S-3 regarding debt securities expired on December 20, 2008.  The Company anticipates the filing of a new registration statement on Form S-3 for an indeterminate amount of senior, unsecured debt securities in the near future.  To facilitate the filing of the new Form S-3 shelf registration statement, the Company is filing this Form 8-K, which includes reclassification of certain operations as discontinued operations and other information.

Reclassification of Certain Operations as Discontinued Operations.

    The Company is providing in this Current Report on Form 8-K updated financial information as of and for the fiscal years ended January 31, 2008, 2007 and 2006, as of and for the three months ended April 30, 2008 and 2007 and as of and for the three months and six months ended July 31, 2008 and 2007 to reflect the effects of the reclassification as discontinued operations of the operations of Gazeley Limited (“Gazeley”), a former commercial property development subsidiary of the Company in the United Kingdom, and the costs associated with a restructuring program of The Seiyu, Ltd. (“Seiyu”), the Company’s Japanese subsidiary (together, the “Discontinued Operations”).

The Company disposed of Gazeley during the fiscal quarter ended July 31, 2008, and Gazeley’s results of operations were first reflected as discontinued operations in the Company’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2008 (the “2009 Second Quarter 10-Q”). The Company initiated the Seiyu restructuring program during the fiscal quarter ended October 31, 2008 and, in connection with that program, Seiyu will close approximately 23 of its stores and dispose of certain excess properties.  As previously disclosed, the Seiyu restructuring program involves incurring costs associated with lease termination obligations, asset impairment charges and employee separation benefits.  The costs associated with the Seiyu restructuring program were first presented as discontinued operations in the Company’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2008.

In connection with these reclassifications of the Discontinued Operations as discontinued operations in the Company’s consolidated financial statements (the “Reclassifications”), the Company is providing:

•
reclassified consolidated financial statements of the Company for the dates and periods that were originally included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2008 (the “2008 10-K”), as well as revised selected financial data, a revised calculation of Ratio of Earnings to Fixed Charges included in the 2008 10-K and a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations relating to certain dates and periods covered by the reclassified consolidated financial statements of the Company described above (attached hereto as Exhibit 99.1);

•
reclassified condensed consolidated financial statements of the Company for the dates and periods that were originally included in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 30, 2008 (the “2009 First Quarter 10-Q”), as well as a revised calculation of Ratio of Earnings to Fixed Charges for the three months ended April 30, 2008 and 2007 and a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations relating to the dates and periods covered by the reclassified condensed consolidated financial statements of the Company described above (attached hereto as Exhibit 99.2); and

•
reclassified condensed consolidated financial statements of the Company for the dates and periods that were originally included in the 2009 Second Quarter 10-Q, as well as a revised calculation of Ratio of Earnings to Fixed Charges for the six months ended July 31, 2008 and 2007 and a revised Management’s Discussion and Analysis of Financial Condition and Results of Operations relating to the dates and periods covered by the reclassified condensed consolidated financial statements of the Company described above (attached hereto as Exhibit 99.3).

The reclassified consolidated financial statements of the Company described above have been reclassified solely to reflect the Reclassifications as of the dates and for the periods covered by such reclassified consolidated financial statements.  Ernst & Young LLP, the Company’s independent registered public accounting firm that serves as the Company’s independent auditors, has reissued its report as to its audit of the consolidated balance sheets of the Company dated as of January 31, 2008 and 2007 and the consolidated statements of income, shareholders’ equity and cash flows of the Company for each of the three years in the period ended January 31, 2008, as reclassified as described above.  A copy of that report is included as a part of Exhibit 99.1.  For convenience, the report of Ernst & Young LLP regarding its audit of the internal control over financial reporting of the Company as of January 31, 2008 and the Company’s management’s reports to the Company’s shareholders regarding management’s assessment of the Company’s internal control over financial reporting, disclosure controls and procedures and ethical standards, in the form in which those reports were included in the 2008 10-K, are also included as a part of Exhibit 99.1 hereto.

The other revised financial data and revised Management’s Discussions and Analyses of Financial Condition and Results of Operations reflect only those changes as necessary to reflect the effects of the Reclassifications.  The revised financial data and revised Management’s Discussions and Analyses of Financial Condition and Results of Operations do not, and should not be deemed to, reflect or take into account any other facts, events or circumstances with respect to the Company, its business or operations, its results of operations or financial condition, or any other matter occurring, arising or existing after the dates and periods to which the revised information relates.

In providing the reclassified consolidated financial statements of the Company described above, the Company does not, and should not be construed to, amend the 2008 10-K, the 2009 First Quarter 10-Q or the 2009 Second Quarter 10-Q.  The reclassified consolidated financial statements of the Company and other revised information provided by this report supersede the corresponding consolidated financial statements and other information in those reports that have been revised.

The Reclassifications did not affect the Company’s net income per common share (either on a basic or diluted basis) in any of the periods referred to above and did not have a material or significant effect on the Company’s consolidated operating income or the consolidated cash flows of the Company .  The reclassified consolidated balance sheets of the Company also reflect the reclassification of certain assets and liabilities related to the discontinued operations of Gazeley and Seiyu as current and non-current assets of discontinued operations and current and non-current liabilities of discontinued operations.  The amounts of the Gazeley and Seiyu assets and liabilities reclassified in that manner were not significant to the consolidated financial condition of the Company as of the dates of the reclassified consolidated balance sheets.

Settlement of Certain Wage and Hour Lawsuits.

    On December 23, 2008, the Company and attorneys for the plaintiffs jointly announced the settlement of 63 wage and hour class action lawsuits that have been pending against the Company for several years.  Each of the settlements is subject to approval by the trial court, and the total amount to be paid will depend on the amount of claims that are submitted by class members.  Under the settlements, the total to be paid will be at least $352 million, but no more than $640 million. As a result of the settlement, the Company will record an after-tax charge to continuing operations in the fiscal quarter to end January 31, 2009 of approximately $250 million.

Item 9.01.                      Financial Statements and Exhibits.

(c)           Exhibits

 Exhibit

Number                      Description

99.1
Reclassified Consolidated Financial Statements of the Company as of January 31, 2008 and 2007 and for the fiscal years ended January 31, 2008, 2007 and 2006 and the notes thereto, and revised selected financial data, a revised Management’s Discussion and Analysis of Financial Conditions and Results of Operations, a revised calculation of Ratio of Earnings to Fixed Charges relating to such dates and periods and the Report of Ernst & Young LLP

99.2
Reclassified Condensed Consolidated Financial Statements of the Company as of and for the three months ended April 30, 2008 and 2007 and the notes thereto, and a revised Management’s Discussion and Analysis of Financial Conditions and Results of Operations and a revised calculation of Ratio of Earnings to Fixed Charges relating to such dates and periods

99.3
Reclassified Condensed Consolidated Financial Statements of the Company as of and for the three months and six months ended July 31, 2008 and 2007 and the notes thereto, and a revised Management’s Discussion and Analysis of Financial Conditions and Results of Operations and a revised calculation of Ratio of Earnings to Fixed Charges relating to such dates and periods

99.4	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 13, 2009

WAL-MART STORES, INC.

By:  /s/ Steven P. Whaley
Name:  Steven P. Whaley
Title:  Senior Vice President and Controller

INDEX TO EXHIBITS

 Exhibit

Number                      Description

99.1
Reclassified Consolidated Financial Statements of the Company as of January 31, 2008 and 2007 and for the three years ended January 31, 2008, 2007 and 2006 and the notes thereto, and revised selected financial data, a revised Management’s Discussion and Analysis of Financial Conditions and Results of Operations, a revised calculation of Ratio of Earnings to Fixed Charges relating to such dates and periods and the Report of Ernst & Young LLP

99.2
Reclassified Condensed Consolidated Financial Statements of the Company as of and for the three months ended April 30, 2008 and 2007 and the notes thereto, and a revised Management’s Discussion and Analysis of Financial Conditions and Results of Operations and a revised calculation of Ratio of Earnings to Fixed Charges relating to such dates and periods

99.3
Reclassified Condensed Consolidated Financial Statements of the Company as of and for the three months and six months ended July 31, 2008 and 2007 and the notes thereto, and a revised Management’s Discussion and Analysis of Financial Conditions and Results of Operations and a revised calculation of Ratio of Earnings to Fixed Charges relating to such dates and periods

99.4	Consent of Ernst & Young LLP